Exhibit 10.5

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK.  THEY SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT.

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS.  THEY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION.

THE SECURITIES WILL CONSTITUTE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933.  ACCORDINGLY, THEY WILL NOT BE READILY TRANSFERABLE, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Accredited Investors)

THIS CONFIDENTIAL PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (the “Agreement”) is made this 21st day of October 2015, among (i) Cantabio Pharmaceuticals, Inc. (the "Company") and (iii) each purchaser identified on the signature pages to this Agreement (each a “Purchaser” and collectively, the “Purchasers”).

Purchase of Shares

1.	Subscription

1.1                      The undersigned Purchasers (each a “Purchaser”) hereby irrevocably subscribe for and agree to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein shares of common stock of the Company (each a "Share") in the amount set out on each Purchaser’s signature page hereto (the "Subscription Proceeds" and such subscription and agreement to purchase being the "Subscription").

2.	Payment

2.1                      The Subscription Proceeds shall be paid in three tranches, the first of which (the “First Tranche”) is due in full within 14 days of the date hereof (the “Initial Closing Date), the second of which (the “Second Tranche”) is due within 14 days of April 20, 2016 (the “Second Closing Date”) and the third of which (the “Third Tranche” and together with the First Tranche and the Second Tranche, the “Tranches”) is due within 14 days of October 20, 2016 (the “Third Closing Date” and together with the Initial Closing Date and the Second Closing Date, the “Closing Dates”).  The amount of the Subscription Proceeds to be delivered in each Tranche is as set out on each Purchaser’s signature page hereto.

Exhibit 10.5, 1

2.2                      Upon the Company’s acceptance of this Agreement, it acknowledges that the Purchaser has paid that portion of the Subscription Proceeds for the First Tranche as set out in the line labelled “Amount of Subscription Proceeds First Tranche Paid Prior to Date hereof” on each Purchaser’s signature page hereto. This portion of the Subscription Proceeds is not refundable under any circumstances.

2.3                      Upon payment of the Subscription Proceeds for each Tranche, the Company shall issue Shares to Purchaser equal to the Subscription Proceeds received for that Tranche divided by the higher of (i) $2.00 (subject to adjustment for any stock splits, stock dividends or similar actions) or (ii) the average of the closing sales price (or if there is no sale on such day, the final bid price) of the Company’s common stock on each of the five days that the OTCQB (or other exchange, quotation system or other market on which the Common Stock primarily trades) trades securities prior to the date that payment for such Tranche is due.

2.4                      Each Purchaser acknowledges and agrees that, subject to applicable law, its commitment to purchase Shares hereunder is and shall be irrevocable upon delivery of the Subscription Proceeds and an executed counterpart original of this Subscription Agreement to the Company or its agents.  The Subscription Proceeds shall be wired to the Company’s agent to the following account:

Cantabio Pharmaceuticals, Inc.
2225 East Bayshore Road,
Palo Alto, CA 94303, USA

Silicon Valley Bank
3003 Tasman Drive,
Santa Clara, CA 95054, USA

Account number: 3301389990
Routing number: 121140399
SWIFT code: SVBKUS6S

2.5                      Each Purchaser acknowledges and agrees that this Subscription Agreement and any other documents delivered in connection herewith will be held by the Company.  In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Purchaser, this Subscription Agreement and any other documents delivered in connection herewith will be returned to the Purchaser at the address of the Purchaser as set forth in this Subscription Agreement.  If this Subscription Agreement is accepted by the Company, the Company is entitled to treat the Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted.

Exhibit 10.5, 2

3.	Deliveries at or Prior to Closing

3.1                      Prior to acceptance of this Subscription Agreement by the Company, each Purchaser must complete, sign and return to the Company an executed original of this Subscription Agreement and wire transfer the Subscription Proceeds to the Company’s agent to the account described in Section 2.4, above.

3.2                      Each Purchaser shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities or by applicable law.

4.	Closing

4.1                      The initial subscription to occur in the First Tranche contemplated in this Subscription Agreement (the "Initial Closing") shall occur on the Initial Closing Date.

4.2                      The Company may, at its discretion, elect to close the Offering in one or more Initial Closings, in which event the Company may agree with one or more of the Purchasers (including the Purchaser hereunder) to complete delivery of the Shares due under the First Tranche to such Purchaser(s) against payment therefore at any time on or prior to the Initial Closing Date.

4.3                      The Company may, at its discretion, elect to close the Offering in one or more Second Closings, in which event the Company may agree with one or more of the Purchasers (including the Purchaser hereunder) to complete delivery of the Shares due under the Second Tranche to such Purchaser(s) against payment therefore at any time on or prior to the Second Closing Date.

4.4                      The Company may, at its discretion, elect to close the Offering in one or more Third Closings, in which event the Company may agree with one or more of the Purchasers (including the Purchaser hereunder) to complete delivery of the Shares due under the Third Tranche to such Purchaser(s) against payment therefore at any time on or prior to the Third Closing Date.

5.	Conditions to Closing

5.1                      Upon acceptance of this Subscription Agreement, the obligations of the Company to Close on the Initial Closing Date are subject to the following conditions:

(a)	that all of the representations and warranties of the Purchaser made in this Subscription Agreement are accurate in all material respects when made and on the Closing Date;

(b)	that all of the obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(c)	that the Company’s agent shall have received the Subscription Proceeds for the First Tranche.

5.2                      The obligations of the Purchaser hereunder to Close on the Initial Closing Date are subject to the following conditions:

(a)	that all of the representations and warranties of the Company made in this Subscription Agreement are accurate in all material respects when made and on the Closing Date; and

(b)	that all of the obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed.

Exhibit 10.5, 3

5.3                      The obligations of the Company to Close on the Second Closing Date are subject to the following conditions:

(a)
that all of the acknowledgements, representations and warranties of the Purchaser made in this Subscription Agreement are accurate in all material respects when made and on the Second Closing Date (and the delivery of a certificate from Purchaser or an authorized person at Purchaser to this effect);

(b)
that all of the obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed (and the delivery of a certificate from Purchaser or an authorized person at Purchaser to this effect); and

(c)	that the Company’s agent shall have received the Subscription Proceeds for the Second Tranche.

5.4                      The obligations of the Purchaser hereunder to Close on the Second Closing Date are subject to the following conditions:

(a)	that all of the representations and warranties of the Company made in this Subscription Agreement are accurate in all material respects when made and on the Second Closing Date; and

(b)	that all of the obligations, covenants and agreements of the Company required to be performed at or prior to the Second Closing Date shall have been performed.

5.5                      The obligations of the Company to Close on the Third Closing Date are subject to the following conditions:

(a)
that all of the acknowledgements, representations and warranties of the Purchaser made in this Subscription Agreement are accurate in all material respects when made and on the Third Closing Date (and the delivery of a certificate from Purchaser or an authorized person at Purchaser to this effect);

(b)
that all of the obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed (and the delivery of a certificate from Purchaser or an authorized person at Purchaser to this effect); and

(c)	that the Company’s agent shall have received the Subscription Proceeds for the Third Tranche.

5.6                      The obligations of the Purchaser hereunder to Close on the Third Closing Date are subject to the following conditions:

(a)	that all of the representations and warranties of the Company made in this Subscription Agreement are accurate in all material respects when made and on the Third Closing Date; and

(b)	that all of the obligations, covenants and agreements of the Company required to be performed at or prior to the Third Closing Date shall have been performed.

Exhibit 10.5, 4

6.	Acknowledgements of Purchaser

6.1                      Each Purchaser acknowledges and agrees that:

(a)	none of the Shares has been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States;

(b)	only Accredited Investors (as defined pursuant to Rule 501 promulgated under the Securities Act of 1933) shall be eligible to purchase Shares;

(c)	the Purchaser acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(d)
the Company may be obligated to pay a finder’s fee or placement fee to a placement agent pursuant to a separate agreement between such placement agent and the Company, which shall include an amount not to exceed ten percent (10%) of the proceeds of the cash proceeds of the Offering;

(e)
the decision to execute this Subscription Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of the information contained in this Subscription Agreement (the receipt of which is hereby acknowledged) and such other information as the Purchaser may have heretofore requested of, and received from, the Company;

(f)	neither the US Securities and Exchange Commission (“SEC”) nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(g)	there is no government or other insurance covering any of the Shares;

(h)	there are risks associated with an investment in the Shares and Purchaser is able to lose its entire investment in the Shares without suffering a material adverse effect;

(i)
each Purchaser believes it has received all the information it considers necessary or appropriate for purposes of deciding whether to purchase the Shares (including a copy of the Company’s filings with the SEC).  Each Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Shares and regarding the business, properties, prospects and financial condition of the Company, and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access;

Exhibit 10.5, 5

(j)
the Purchaser will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Company in connection therewith;

(k)
the Company will refuse to register any transfer of the Shares (i) pursuant to Section 22 hereof and (ii) that is not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act (the availability of which must be established to the reasonable satisfaction of the Company) and otherwise in accordance with applicable state and federal securities laws;

(l)	each Purchaser has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions;

(m)
this Subscription Agreement is not enforceable by the Purchaser unless it has been accepted by the Company, and the Purchaser acknowledges and agrees that the Company reserves the right to reject any subscription for any reason;

(n)
the Company is currently a “shell company” (as defined in rule 12b-2 of the Exchange Act) and Purchaser is aware that such status restricts the availability of Rule 144 for the resale of the Shares until one-year has passed from the date the Company ceases to be a “shell company” and files the required Form 10 information on Form 8-K;

(o)	the power-of-attorney granted in Section 21 below is coupled with an interest and, as such, such power-of-attorney is irrevocable; and

(p)	if the Purchaser is an individual, Purchaser has not executed this Agreement (and the power-of-attorney contained herein) in the State of New York.

Exhibit 10.5, 6

7.	Representations, Warranties and Covenants of the Purchaser

7.1                      Each Purchaser severally and not jointly hereby represents and warrants to, and covenants with, the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)
it has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required hereby and, if the Purchaser is a corporation, it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on its behalf;

(b)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law or regulation applicable to the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(c)
the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms;

(d)	the Purchaser is an accredited investor, as defined in Rule 501 of Regulation D promulgated by the SEC under the Securities Act of 1933;

(e)	the Purchaser is resident in the jurisdiction set out under the heading "Name and Address of Purchaser" on the signature page of this Subscription Agreement;

(f)
the Purchaser (i) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(g)
the Purchaser is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(h)	no person has made any written or oral representations to the Purchaser:

(i)	that any person will resell or repurchase any of the Shares;

(ii)	that any person will refund the purchase price of any of the Shares; or

(iii)	as to the future price or value of any of the Shares.

Exhibit 10.5, 7

(i)
the Purchaser has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  The Purchaser is acquiring the Shares hereunder in the ordinary course of its business and does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

7.2                      Between the date of this Agreement and each Closing Date, the Purchaser shall notify the Company if any of the above representations and warranties ceases to be true.

8.	Representations and Warranties of the Company

8.1                      The Company acknowledges and agrees that each Purchaser is entitled to rely upon the representations and warranties of the Company contained in this Agreement and further acknowledges that each Purchaser will be relying upon such representations and warranties in purchasing the Shares.

(a)	The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b)	The Company has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(c)
The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and to carry out its obligations hereunder.  The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further corporate authorization is required by the Company in connection therewith.

(d)
Upon delivery, this Subscription Agreement will have been duly executed by the Company and will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(e)
The execution and delivery of this Subscription Agreement and the performance by the Company of the obligations imposed on it in this Subscription Agreement, including the issuance and sale of the Shares, do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other agreement to which the Company is a party or by which any material property or material asset of the Company, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any material property or material asset of the Company is bound, except, in each case, as could not reasonably be expected to result in a Material Adverse Effect.

Exhibit 10.5, 8

(f)
The Shares are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be validly issued as fully paid and non-assessable, free and clear of all liens and encumbrances other than restrictions provided for in this Subscription Agreement and applicable law.  .

(g)
The issue and sale of the Shares will not obligate the Company to issue shares of its common stock or other securities to any person (other than the Purchasers and their designees) and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h)
There is no action, suit, notice of violation, proceeding or investigation pending against the Company or its property before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Shares or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(i)
Except for potential payments to a placement agent as described in paragraph  6.1(d) hereof,  no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement.  The Purchasers shall have no direct obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Subscription Agreement.

(j)
The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Shares and the transactions contemplated hereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Shares.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

9.	Representations and Warranties will be Relied Upon by the Company

9.1                      Each Purchaser, severally but not jointly, acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining such Purchaser's eligibility to purchase the Shares for which it is subscribing under applicable U.S. securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation.  Each Purchaser further agrees that by accepting delivery of the certificates representing the Shares on the respective Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the Closing Date and that they will survive the purchase by the Purchaser of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of such Shares.

Exhibit 10.5, 9

10.	Legending of Shares.

10.1                      The Purchaser hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT.    THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

10.2                      The Purchaser hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.	Costs

11.1                      The Purchaser acknowledges and agrees that all costs and expenses incurred by the Purchaser (including any fees and disbursements of any special counsel retained by the Purchaser) relating to the purchase of the Shares shall be borne by the Purchaser.

12.	Governing Law

12.1                      This Subscription Agreement is governed by the laws of the State of New York and the federal laws of the United States applicable therein.  The Purchaser, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the federal courts and the courts of the State of New York located in New York County, New York.

13.	Independent Nature of Purchaser’s Obligations and Rights

13.1                      The obligations of each Purchaser under this Subscription Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser.  Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Subscription Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Subscription Agreement or it has knowingly waived its right to do so and has proceeded without benefit of counsel.

Exhibit 10.5, 10

14.	Survival

14.1                      This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Purchaser pursuant hereto.

15.	Assignment

15.1                      This Subscription Agreement is not transferable or assignable.

16.	Severability

16.1                      If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

17.	Entire Agreement

17.1                      Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18.	Notices

18.1                      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Purchaser shall be directed to the address on the signature page of this Subscription Agreement, notices to the Company shall be directed to Thomas Sawyer by email at tsawyer@cantabio.com with a copy to William Rosenstadt at wsr@sovrlaw.com.

19.	Counterparts and Electronic Means

19.1                      This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

Exhibit 10.5, 11

20.	Amendment and Waiver

20.1                      No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

21.	Power-of-Attorney

21.1                      Purchaser hereby grants the Company an irrevocable power-of-attorney to vote the Shares issued pursuant to this Subscription in all matters to be put to a vote of the shareholders of the Company (whether in a meeting of the shareholders or by written consent) at any time a payment due under this Agreement is due and has not been made to the Company.  This power-of-attorney shall expire and no longer be valid upon payment in full of all amounts that are due under this Agreement.

22.	Transfer Restriction/Escrow of Share

22.1                      To enforce the ability of the power-of-attorney to vote the Shares in the event that any amount hereunder has not been paid to the Company, prior to payment in full of all amounts that are due under this Agreement, Purchaser agrees that it shall be restricted from transferring the Shares to any other person.  To enforce this restriction, the Company shall issue the Shares into escrow to be released to Purchaser upon final payment of any outstanding amount hereunder.

23.	Follow-on Investment

22.1                      Provided that all amounts due from the Purchaser hereunder have been provided to the Company, from eighteen months following the Third Closing Date, Purchaser shall have the option to invest an amount equal to (i) the Subscription Proceeds set out on its signature page hereto divided by $1,500,000 multiplied by (ii) $1,000,000.  The terms of such additional investment shall be substantially similar to the terms hereof (including the pricing provisions of Section 2.3) provided that any such additional investment shall be made in one tranche.  The Company and Purchaser shall use their best efforts to enter into a Subscription Agreement for the purchase of additional shares of common stock under the additional investment within 15 days of Purchaser providing written notice to an executive officer of the Company of its intention to make the additional investment.

 [SIGNATURE PAGES TO FOLLOW]

Exhibit 10.5, 12

IN WITNESS WHEREOF the Purchaser has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Summit Pharmatech Ltd
(Name of Purchaser – Please type or print)

___________________________
(Signature and, if applicable, Office)

Suite 4, Henville Building, Main Street
(Address of Purchaser)

Charlestown
                                                                                     (City, State/Province, Postal Code of Purchaser)

Nevis
(Country of Purchaser)

Total Subscription Proceeds:                                                                           $1,500,000

Subscription Proceeds First Tranche:                                                             $350,000

Amount of Subscription Proceeds
First Tranche Paid Prior to Date hereof:                                                          $150,000

Subscription Proceeds Second Tranche:                                                        $500,000

Subscription Proceeds Third Tranche:                                                            $500,000

Exhibit 10.5, 13

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by Cantabio Pharmaceuticals, Inc.

DATED,  21st October, 2015.

CANTABIO PHARMACEUTICALS, INC.

By: ____________________________

Authorized Signatory

Exhibit 10.5, 14